UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2017

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2017, Minerals Technologies Inc. (the "Company") announced that Matthew E. Garth, 42, was elected Senior Vice President, Finance and Treasury, and Chief Financial Officer of the Company.  Mr. Garth will join the Company from Arconic Inc. (formerly Alcoa Inc.), where most recently he had been Vice President, Financial Planning & Analysis and Investor Relations since 2015.  He served in Alcoa's financial organization since 2002.  Prior to his most recent position, he was Vice President, Finance & CFO Operations – Alcoa Global Packaging from 2014 to 2015; Vice President, Finance - Alcoa Global Packaging from 2011 to 2014; Vice President, Finance - Alcoa North American Rolled Products from 2010 to 2011; Director, Investor Relations Alcoa, Inc. from 2009 to 2010; and Director, Corporate Treasury Alcoa, Inc. from 2007 to 2009.  Earlier in his career, he worked at Thomson Financial in New York, where he advised leading industrial companies on valuation, mergers and acquisitions, and investor engagement.

Mr. Garth will receive an annual base salary of $450,000 and an annual incentive bonus opportunity of up to 75% of his base salary (pro rated for 2017 based on his start date), to be earned based on the achievement of annual performance targets to be established.  In addition, Mr. Garth was also granted long-term incentive awards, consisting of 4,678 Deferred Restricted Stock Units (DRSUs), options to purchase 8,033 shares of Company common stock, and 3,650 Performance Units under the Company's long-term incentive plan.  The DRSUs and stock options will vest in three equal annual installments commencing on the first anniversary of their grant date.  The options have an exercise price of $78.025 and have a ten-year term. All of the foregoing awards are governed by, and subject to, the terms and conditions of the Company's 2015 Stock Award and Incentive Plan.

There are no family relationships between Mr. Garth and any director or executive officer of the Company, and Mr. Garth has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S–K.

A copy of the press release announcing Mr. Garth's election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release dated January 23, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel,
Human Resources, Secretary and Chief
Compliance Officer

Date: January 23, 2017

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

99.1	Press Release dated January 23, 2017